The Bramwell Funds, Inc.


                              Bramwell Growth Fund


             A No-Load Diversified Mutual Fund for Investors Seeking Primarily Long-Term Capital Growth and Secondarily Current Income


                               Bramwell Focus Fund


           A No-Load Non-Diversified Mutual Fund for Investors Seeking
                         Long-Term Capital Appreciation


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                       STATEMENT OF ADDITIONAL INFORMATION

                                November 1, 2002


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This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for the Bramwell Growth Fund and the Bramwell Focus Fund, dated November 1, 2002, as amended from time to time, a copy of which may be obtained without charge by calling 1-800-BRAMCAP or writing to UMB Fund Services, Inc., 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233-2301. The Bramwell Funds' Annual Report is incorporated herein by reference.



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Table of Contents
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Fundamental Investment Policies................................................1

Investment Objectives And Non-Fundamental Policies.............................2

Further Information About Potential Investments and Fund Risks.................3

Directors and Officers........................................................13

Investment Advisory Services..................................................17

Other Services................................................................19

Distribution Plan.............................................................20

Portfolio Transactions and Brokerage..........................................21

Code of Ethics................................................................22

Performance Information.......................................................22

Tax Status....................................................................24

Net Asset Value...............................................................28

Capital Structure.............................................................30

Further Information about Redemption of Shares................................30

Experts.......................................................................31

Financial Statements..........................................................31

Ratings of Investment Securities..............................................32



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                       STATEMENT OF ADDITIONAL INFORMATION



The Bramwell Funds, Inc. (the "Company") is a no-load, open-end, management investment company organized as a Maryland corporation on June 3, 1994, and is composed of two series: the Bramwell Growth Fund and the Bramwell Focus Fund (each a "Fund" and, collectively, the "Funds"). Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. No investment in the shares of the Funds should be made without first reading the Prospectus.


Fundamental Investment Policies
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The fundamental policies of each Fund are listed below. They may not be changed without the approval of a majority of a Fund's outstanding voting securities, which is defined as the lesser of (a) more than 50% of its outstanding voting securities or (b) 67% or more of the voting securities present at a meeting at which more than 50% of the outstanding voting securities are present or represented by proxy.

Fundamental Investment Policies of the Bramwell Growth Fund

o With respect to 75% of its assets, the Fund may not invest more than 5% of the market value of its total assets in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. Government or any agency or instrumentality thereof).

o With respect to 75% of its assets, the Fund may not purchase more than 10% of the outstanding voting securities of any issuer (other than obligations of the U.S. Government).

Fundamental Investment Policies of the Bramwell Focus Fund

o With respect to 50% of its assets, the Fund may not invest more than 5% of the market value of its total assets in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. Government or any agency or instrumentality thereof).

o With respect to 50% of its assets, the Fund may not purchase more than 10% of the outstanding voting securities of any issuer (other than obligations of the U.S. Government).

Fundamental Investment Policies of Both the Bramwell Growth Fund and the Bramwell Focus Fund

o The Funds may not issue senior securities or borrow money except for temporary purposes in amounts up to 10% of their net assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time of such borrowing, provided that collateral arrangements with respect to currency exchange contracts, futures contracts and other permitted investments shall not be deemed to entail the issuance of


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         senior securities if appropriately covered. The Funds will not make any investments while outstanding borrowings exceed 5% of the value of their total assets.

o The Funds may not invest 25% or more of their net assets in one or more issuers conducting their principal business in the same industry.

o The Funds may not make loans, although they may invest in debt securities, enter into repurchase agreements and lend their portfolio securities.

o The Funds may not invest in securities or other assets that the Board of Directors determines to be illiquid if more than 15% of that Fund's net assets would be invested in such securities.

o The Funds may not (a) purchase or sell commodities or commodity contracts (other than financial futures and related options), (b) invest in oil, gas, or mineral exploration or development programs or leases, or (c) purchase securities on margin, except for such short-term credit as may be necessary for the clearance of transactions and except for borrowings in amounts not exceeding 10% of their net assets.

o The Funds may not purchase or sell real estate or make real estate mortgage loans or invest in real estate limited partnerships, except that the Funds may purchase or sell securities issued by entities engaged in the real estate industry or instruments backed by real estate.

o The Funds may not act as underwriters of securities issued by others, except to the extent they may be deemed to be underwriters in connection with the disposition of portfolio securities of their Funds.

The percentage limitations set forth above, as well as those described elsewhere in the Prospectus and this SAI, apply only at the time an investment is made or other relevant action is taken by a Fund, except with respect to the fundamental investment policy concerning the issuance of senior securities and borrowing money.

Investment Objectives And Non-Fundamental Policies
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In order to provide a degree of flexibility, each Fund's investment objectives, as well as other Fund policies which are not deemed fundamental, may be modified by the Board of Directors without shareholder approval. Any change in a Fund's investment objectives may result in the Fund having investment objectives different from the objectives which the shareholder considered appropriate at the time of investment in the Fund. However, a Fund will not change its investment objectives, non-fundamental policies or investment restrictions without written notice to shareholders.

As a non-fundamental policy, each Fund may not purchase or retain the securities of any issuer if those officers or directors of the Fund or its investment adviser owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.


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Further Information About Potential Investments and Fund Risks
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Each Fund may invest from time to time in any of the following securities up to the limits as stated below or use any of the following investment techniques to increase or decrease its exposure to the effects of possible changes in security prices, currency exchange rates or other factors that affect the value of its portfolio. These techniques may be used by the Funds for risk or portfolio management purposes or, in the case of securities lending and repurchase agreements, for incidental income and not for speculation. The following descriptions are designed to inform you about the general characteristics and related risks of these investments and investment techniques.

Cash and Cash Equivalents

Each Fund may hold cash and cash equivalents without limit when a temporary defensive position is deemed advisable. The cash equivalents in which a Fund may invest include fixed-income securities, such as certificates of deposit of U.S. banks, commercial paper and commercial paper master notes if the bank or commercial paper issuer has been rated within the two highest grades assigned by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's") or has been determined by the Investment Adviser to be of equivalent quality or, in the case of banks, provided the bank has capital, surplus and undivided profits, as of the date of its most recently published annual financial statements, with a value in excess of $100,000,000 at the date of investment. Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjust when such known lending rates change. There is no secondary market for commercial paper master notes. The investment adviser, Bramwell Capital Management, Inc. ("BramCap") will monitor the creditworthiness of the issuer of the commercial paper master notes while any borrowings are outstanding.

U.S. Government Obligations

Each Fund may invest without limit in U.S. Government obligations when a temporary defensive position is advisable. Examples of the types of U.S. Government obligations that may be held by each Fund include, in addition to U.S. Treasury bonds, notes and bills, the obligations of the Federal Home Loan Bank, Federal Farm Credit Bank, Federal Land Bank, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Bank, Tennessee Valley Authority, Resolution Funding Corporation and Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S.


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Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

Foreign Securities

Each Fund invests primarily in securities of companies domiciled in the United States, but each Fund may also invest up to 25% of its assets, measured at the time of investment, in securities of foreign issuers. Such investments may be made either directly in such issuers or indirectly through American Depository Receipts ("ADRs") or closed-end investment companies. It is possible that some material information about unsponsored ADRs will be unavailable.

Foreign securities involve certain inherent risks that are different from those of domestic issuers, including political or economic instability of the issuer or the country of issue, diplomatic developments which could affect U.S. investments in those countries, changes in foreign currency and exchange rates and the possibility of adverse changes in investment or exchange control regulations.

Most foreign stock markets are not as large or liquid as in the United States, fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States. You should recognize that foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in a possible liability to the purchaser. Payment for securities without delivery may be required in certain foreign markets.

Further, a Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Foreign governments can also levy confiscatory taxes, expropriate assets, and limit repatriations of assets. Typically, there is less publicly available information about a foreign company than about a U.S. company, and foreign companies may be subject to less stringent reserve, auditing and reporting requirements. It may be more difficult for a Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


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Because investments in foreign securities will usually involve currencies of foreign countries, and because each Fund may hold foreign currencies, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency exchange contracts or by purchasing or writing put or call options on foreign currencies.

As a result of these and other factors, foreign securities purchased by a Fund may be subject to greater price fluctuation and risk than securities of U.S. companies.

Illiquid or Restricted Securities

Each Fund may invest up to 15% of its net assets in illiquid securities, for which there is a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements. A Fund may be unable to dispose of its holdings in illiquid securities at acceptable prices and may have to dispose of such securities over extended periods of time. BramCap will take reasonable steps to bring a Fund into compliance with this policy if the level of illiquid investments exceeds 15%. A Fund may invest in
(i) securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter, and (ii) securities that are sold in transactions between qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. Such securities are subject to contractual or legal restrictions on subsequent transfer. As a result of the absence of a public trading market, such restricted securities may in turn be less liquid and more difficult to value than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity, be less than those originally paid by a Fund or less than their fair value. In some instances, it may be difficult to locate any purchaser.

In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed or Rule 144A securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Securities which are freely tradable under Rule 144A may be treated as liquid if the Board of Directors of the Funds is satisfied that there is sufficient trading activity and reliable price information. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity of a Fund's portfolio if qualified institutional buyers become, for a time, uninterested in purchasing such 144A securities.


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Other Investment Companies

In seeking to attain its investment objectives, each Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Each Fund intends to limit its investments so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of its net assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its net assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by either Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations.

Warrants and Rights

Each Fund may invest up to 5% of its net assets in warrants or rights, valued at the lower of cost or market, which entitle the holder to buy equity securities during a specific period of time. Each Fund will make such investments only if the underlying equity securities are deemed appropriate by BramCap for inclusion in the Fund's portfolio. Included in the 5% amount, but not to exceed 2% of net assets, are warrants and rights whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants and rights acquired by a Fund in units or attached to securities are not subject to these restrictions.

Convertible Securities

Each Fund may invest only in high grade convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stocks. "High grade" securities are those rated within the three highest ratings categories of S&P or Moody's or that are determined by BramCap to be of equivalent quality. Investments in convertible securities may provide incidental income through interest and dividend payments and/or an opportunity for capital appreciation by virtue of their conversion or exchange features.

Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.


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As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Securities Lending

For incremental income purposes, a Fund may lend its portfolio securities constituting up to 30% of its net assets to U.S. or foreign banks or broker/dealers which have been rated within the two highest grades assigned by S&P or Moody's, or which have been determined by BramCap to be of equivalent quality. BramCap is responsible for monitoring compliance with this rating standard during the term of any securities lending agreement. In compliance with Securities and Exchange Commission guidelines, any loans by a Fund of securities in its portfolio would be required to be secured with collateral (consisting of any combination of U.S. currency, securities issued or guaranteed by the United States Government or any agency thereof, or irrevocable letters of credit or other debt securities issued by entities rated within the two highest grades assigned by S&P or Moody's or determined by BramCap to be of equivalent quality).

The borrower must agree to add to such collateral to cover increases in the market value of the loaned securities and a Fund must be entitled to terminate any loan at any time, with the borrower obligated to redeliver borrowed securities within five trading days. The borrower must agree that a Fund will receive all dividends, interest or other distributions on loaned securities and a Fund must be able to vote loaned securities whenever the right to vote is material to a Fund's performance.

Securities lending involves the risk that the borrowing institution will fail to redeliver the securities when due. However, loans of securities each Fund will be fully collateralized at all times by at least 100% of the current market value of the lent securities. Securities lending also involves the risk of delay in receiving additional collateral, and possibly a loss of rights in the collateral if the borrower of the securities becomes insolvent.

Repurchase Agreements

Repurchase agreements may be entered into by each Fund for incremental income purposes. A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which a Fund acquires a security and the seller agrees, at the time of sale, to repurchase the security at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase price


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may be the same, with interest at a stated rate. In either case, the income to a
Fund is unrelated to the interest rate on the security itself.

Each Fund may enter into repurchase agreements with any foreign or domestic bank or broker/dealer if the bank or broker/dealer has been rated within the two highest grades assigned by S&P or Moody's or has been determined by BramCap to be of equivalent quality. BramCap is responsible for monitoring compliance with this rating standard during the term of any repurchase agreement. A Fund will not enter into repurchase agreements with entities other than banks or broker/dealers or invest over 5% of its assets in repurchase agreements with maturities of more than seven days.

Short Sales

Each Fund may make limited short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The market value of the securities sold short will not exceed either 5% of a Fund's net assets or 5% of each issuer's voting securities. A Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

Short sales involve transactions in which a Fund sells a security it does not own in anticipation of a market price decline in that security. If the market price of the security goes up, a Fund could face unlimited liability.

Options

Each Fund may write (i.e., sell) covered put and call options and purchase put and call options on securities or securities indices that are traded on United States and foreign exchanges or in the over-the-counter markets. Such options can include long-term options with durations of up to three years. The value of the underlying securities on which options may be written at any one time will not exceed 15% of the net assets of a Fund. A Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its net assets at the time of purchase.

An option on a security is a contract that permits the purchaser of the option, in return for the premium paid, the right to buy a specified security, index or currency (in the case of a call option) or to sell a specified security, index or currency (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities. Each Fund may write a call or put option only if the option is "covered." This means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the call, or hold a call at


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the same or lower exercise price, for the same exercise period, and on the same securities as the written call. A put is covered if a Fund designates liquid assets with a value equal to the exercise price, or holds a put on the same underlying securities at an equal or greater exercise price. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold.

Each Fund may invest in both conventional options which generally have a maximum life of nine months or less as well as longer term options which may be exercised for longer periods of up to two or three years. Premiums paid (or received) upon the purchase (or sale) of these long term options may be two to three times the price of a short-term option.

Each Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Fund the right to sell such instrument at the option exercise price. A Fund's purchase of a call option on a security, index or currency might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

A Fund's ability to close out its position as a purchaser or seller of a put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of an exchange; (v) inadequacy of the facilities of an exchange to handle current trading volume; or
(vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures

Each Fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on commodities exchanges. The sale of a


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futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Each Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, or that delivery will occur.



There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. A Fund would be exposed to possible loss on the position during the interval because of inability to close, and would continue to be required to meet margin requirements until the position is closed, which could result in a decrease in the Fund's net asset value. The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

The Funds may use options and futures as a hedging technique. Options and futures may fail as a hedging technique in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge and the loss from investing in futures transactions is theoretically potentially unlimited. Moreover, gains and losses on investments in options and futures depend on BramCap's ability to predict correctly the direction of stock prices, interest rates and other economic factors.

Currency Transactions

When a Fund holds portfolio securities denominated in a foreign currency, the Fund may enter into forward foreign currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and those foreign currencies. Each Fund has no specific limitation on the percentage of assets it may commit to forward foreign currency contracts, subject to its stated investment objective and policies, except that a Fund will not enter into such contracts if the amount of assets set aside to cover such contracts would impede portfolio management or a Fund's ability to meet redemption requests. Although forward foreign currency exchange contracts will be used to protect a Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

When a Fund enters into a forward foreign currency exchange contract, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Each Fund may also purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.

A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

A forward foreign currency exchange contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies. Each Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations which have received) a rating within the two highest grades assigned by S&P or Moody's or that are determined by the investment adviser to be of equivalent quality.

A Fund's dealings in currency transactions will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to cross hedging as described below.

A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present during the particular time that a Fund is engaging in proxy hedging.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Segregated Accounts

Futures contracts, options, options on futures contracts, foreign forward currency contracts and foreign currency contracts require a Fund to segregate or designate liquid assets as collateral with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated or designated with the custodian. The segregated or designated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate or designate them.

Directors and Officers
--------------------------------------------------------------------------------

The business and affairs of the Funds are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Funds is set forth below.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Number of
                                       Term of                                               Portfolios
                                     Office* and                                              in Fund
                         Position(s)    Length                    Principal                   Complex
         Name and           with       of Time                  Occupation(s)                 Overseen       Other Directorships
      Date of Birth       Company       Served               During Past 5 Years             by Director       held by Director
------------------------ ----------- ------------- ----------------------------------------- ------------ --------------------------
Non-Interested
Directors
------------------------ ----------- ------------- ----------------------------------------- ------------ --------------------------

Charles L. Booth, Jr.    Director    Director      Private Investor (1993-present);               2       Trustee, Marymount
745 Fifth Avenue                     since 1999.   Executive Vice President and Chief                     Manhattan College
New York, NY 10151                                 Investment Officer, The Bank of New                    (1995-2001)(educational
                                                   York (1974-1993); Director and Senior                  institution); Trustee,
Age: 69                                            Vice President, Alliance Capital                       Levco Series Trust(1997-
                                                   (1972-1974) (investment management);                   present); Trustee, United
                                                   Senior Vice President and Senior                       Board for Christian Higher
                                                   Investment Officer, American Security                  Education in Asia
                                                   and Trust (merged into NationsBank)                    (1999-present)
                                                   (1965-1972).                                           (philanthropy).
------------------------ ----------- ------------- ----------------------------------------- ------------ --------------------------

George F. Keane          Director    Director      President Emeritus and founding Chief          2       Director, Northern Trust
745 Fifth Avenue                     since 1994.   Executive Officer, The Common Fund                     of Connecticut (1991-
New York, NY 10151                                 (1971-1992) and Endowment Advisors                     present), Universal
                                                   (1987-1992), (organizations that                       Stainless & Alloy Products
Age: 73                                            provide investment management programs                 (1994-present), Universal
                                                   for colleges and universities); Member,                Bond Fund, Bermuda (1996-
                                                   Investment Advisory Committee, New York                present), Security Capital
                                                   State Common Retirement Fund                           Real Estate Funds (1997-
                                                   (1982-present).                                        present), Arlington Oil &
                                                                                                          Gas (2001-present),
                                                                                                          Longview Oil & Gas (2000-
                                                                                                          present), Trigen Energy
                                                                                                          Corp. (1994-2000);
                                                                                                          Trustee, Nicholas-
                                                                                                          Applegate Investment
                                                                                                          Trust (1993-present).
------------------------ ----------- ------------- ----------------------------------------- ------------ -------------------------

James C. Sargent         Director    Director      Counsel, Opton, Handler, Gottlieb,             2       Director, Scan-Graphics
745 Fifth Avenue                     since 1994.   Feiler & Katz (1995-2001) (law firm);                  (1992-present), Austin's
New York, NY 10151                                 Former Partner, Winston & Strawn                       International
                                                   (formerly Whitman Ransom Breed Abbott &                (1992-present).
Age: 86                                            Morgan, formerly Whitman & Ransom)
                                                   (1964-1994) (law firm); Associate
                                                   General Counsel, CIT Financial
                                                   Corporation (1960-1964); SEC Regional
                                                   Administrator, New York City
                                                   (1955-1956) and Commissioner,
                                                   Securities and Exchange Commission
                                                   (1956-1960).

------------------------ ----------- ------------- ----------------------------------------- ------------ -------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Number of
                                       Term of                                               Portfolios
                                     Office* and                                              in Fund
                         Position(s)    Length                    Principal                   Complex
         Name and           with       of Time                  Occupation(s)                 Overseen       Other Directorships
      Date of Birth       Company       Served               During Past 5 Years             by Director       held by Director
------------------------ ----------- ------------- ----------------------------------------- ------------ --------------------------

Martha R. Seger, Ph.D.   Director    Director      Visiting Professor of Finance, Arizona         2       Director, Fluor
745 Fifth Avenue                     since 1994.   State University (2000-2001); Chairman                 Corporation and
New York, NY 10151                                 and Financial Economist, Martha Seger &                Massey Energy Company.
                                                   Associates (1992-2001); Governor,
Age: 70                                            Federal Reserve Board (1984-1991);
                                                   Commissioner of Financial Institutions,
                                                   State of Michigan (1981-1982); Chief
                                                   Economist, Detroit Bank & Trust
                                                   (Comerica) (1967-1974); retired
                                                   Director, Amerisure, Kroger, Xerox and
                                                   Tucson Electric Power-Unisource Energy.
------------------------ ----------- ------------- ----------------------------------------- ------------ --------------------------

Interested Directors
------------------------ ----------- ------------- ----------------------------------------- ------------ --------------------------

Elizabeth R. Bramwell**  Director,   Director,     President and Chief Executive Officer,         2                     N/A
745 Fifth Avenue         President   President     Bramwell Capital Management (February
New York, NY 10151       and Chief   and Chief     1994-present); President, Chief
                         Executive,  Executive,    Investment Officer, Portfolio Manager
Age: 61                  Financial   Financial     and Trustee, The Gabelli Growth Fund
                         and         and           (April 1987-February 1994).
                         Investment  Investment
                         Officer     Officer
                                     since 1994.
------------------------ ----------- ------------- ----------------------------------------- ------------ --------------------------

Officers of the Company
------------------------ ----------- ------------- ----------------------------------------- ------------ --------------------------

Donald G. Allison        Secretary   Secretary     Managing Director, Global Arbitrage           N/A                    N/A
745 Fifth Avenue         and         and           Asset Management, Inc. (1997-2001).
New York, NY 10151       Treasurer   Treasurer
                                     since 2002
Age: 52
------------------------ ----------- ------------- ----------------------------------------- ------------ --------------------------
                                                   Partner, Dechert (law firm and counsel
Margaret A. Bancroft     Assistant   Assistant     to the Funds).                                N/A                    N/A
30 Rockefeller Plaza     Secretary   Secretary
New York, NY 10112                   since 1994

Age: 64
------------------------ ----------- ------------- ----------------------------------------- ------------ --------------------------


* Directors serve until their successors are duly elected and qualified.

** Ms. Bramwell is an "interested persons" of the Funds, as defined in the Investment Company Act of 1940 (the "1940 Act"), because of her affiliation with Bramcap. The Directors of the Funds who are officers or employees of the investment adviser receive no remuneration from the Funds. Each of the other Directors is paid an annual retainer of $3,000 per Fund and a fee of $500 for each meeting attended per Fund and is reimbursed for the expenses of attending meetings.


Board of Directors

The overall management of the business and affairs of the Company is vested with the Board of Directors. The Board of Directors approves all significant agreements between the Company, on behalf of the Funds, and persons or companies furnishing services to it, including the Funds' agreements with their investment adviser, administrator, custodian and transfer agent. The management of each Fund's day-to-day operations is delegated to its officers, Bramcap and the Funds' administrator, subject always to the investment objective and policies of the Funds and to general supervision of the Board of Directors.

Committees of the Board of Directors

The Board of Directors has two standing committees, an Audit Committee and a Nominating Committee. The Audit Committee is comprised of all the non-interested Directors of the Company, and its principal functions are to recommend to the Board of Directors the appointment of the Funds' independent auditors, to review with the auditors the scope and anticipated costs of their audit and to receive and consider a report from the auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. In the fiscal year ended June 30, 2002, the Audit Committee met once.

The Nominating Committee is comprised of all the non-interested Directors of the Company, and its principal function is to make nominations for independent director membership on the Board of Directors. The Nominating Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. In the fiscal year ended June 30, 2002, the Nominating Committee did not meet.

Fund Ownership of the Directors

For the calendar year ended December 31, 2001, the dollar range of equity securities owned beneficially by each Director in the Funds and in any registered investment companies overseen by the Director within the same family of investment companies as the Company is as follows:


-------------------------------------- ------------------------------------------ -----------------------------------
                                                                                   Aggregate Dollar Range of Equity
                                                                                     Securities in All Registered
                                                                                   Investment Companies Overseen by
                                       Dollar Range of Equity Securities in the    Director in Family of Investment
         NAME OF DIRECTOR                                FUNDS                                Companies
-------------------------------------- ------------------------------------------ -----------------------------------
NON-INTERESTED DIRECTORS
-------------------------------------- ------------------------------------------ -----------------------------------
   Charles L. Booth                                      None                                    None
-------------------------------------- ------------------------------------------ -----------------------------------
   George F. Keane                                       None                                    None
-------------------------------------- ------------------------------------------ -----------------------------------
   James C. Sargent                                None (Focus Fund)
                                              over $100,000 (Growth Fund)                   over $100,000
-------------------------------------- ------------------------------------------ -----------------------------------
   Martha R. Seger, Ph.D.                                None                                    None
-------------------------------------- ------------------------------------------ -----------------------------------
INTERESTED DIRECTORS
-------------------------------------- ------------------------------------------ -----------------------------------
   Elizabeth R. Bramwell                      over $100,000 (Growth Fund)
                                              over $100,000 (Focus Fund)                    over $100,000
-------------------------------------- ------------------------------------------ -----------------------------------

For the calendar year ended December 31, 2001, each Director who is not an "interested person" of the Company, and his immediate family members, beneficially or of record owned securities in (1) an investment adviser or principal underwriter of the Company, or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with and investment adviser or principal underwriter of the Company as follows:


------------------------------- --------------------- ------------- -------------- ----------------- ----------------
       NAME OF DIRECTOR          Name of owners and     Company
                                  relationship To                     Title of         Value of        Percent of
                                      Director                          CLass         Securities          Class

------------------------------- --------------------- ------------- -------------- ----------------- ----------------
Charles L. Booth                        N/A               N/A            N/A             None              N/A
------------------------------- --------------------- ------------- -------------- ----------------- ----------------
George F. Keane                         N/A               N/A            N/A             None              N/A
------------------------------- --------------------- ------------- -------------- ----------------- ----------------
James C. Sargent                        N/A               N/A            N/A             None              N/A
------------------------------- --------------------- ------------- -------------- ----------------- ----------------
Martha R. Seger, Ph.D.                  N/A               N/A            N/A             None              N/A
------------------------------- --------------------- ------------- -------------- ----------------- ----------------


Compensation of Directors

The following table sets forth information regarding compensation of the Directors by the Funds for the fiscal year ended June 30, 2002. Officers of the Funds and Directors who are interested persons of the Funds do not receive any compensation from the Funds. Neither Fund provides compensation in the form of pension or retirement benefits to any of its Directors.

                               COMPENSATION TABLE
                        (FISCAL YEAR ENDED JUNE 30, 2002)

                                                          Pension or                              Total Compensation
                                                          Retirement                                From the Funds
                                     Aggregate             Benefits             Estimated              and Fund
                                   Compensation       Accrued as Part of     Annual Benefits        Complex Paid1
       Name of Director            From the Funds          Fund Expenses        Upon Retirement         to Directors
       ----------------            --------------     ------------------     ------------------    -----------------

Elizabeth R. Bramwell                   $0                   None                  N/A                    $0
Charles L. Booth, Jr.                 $11,000                None                  N/A                 $11,000
George F. Keane                       $11,000                None                  N/A                 $11,000
James C. Sargent                      $11,000                None                  N/A                 $11,000
Martha R. Seger                       $11,000                None                  N/A                 $11,000

--------------------------
1        The Funds are not part of any fund complex because they are not related to any registered investment company and their investment adviser does not act as investment adviser to any other registered investment company (although it does act as subadviser with respect to the assets of such a company); accordingly, the compensation reported in column
         (5) includes only compensation paid by the Funds.


As of September 30, 2002, the Officers and Directors of the Funds owned 1.55% of the outstanding shares of capital stock of the Bramwell Growth Fund and 9.00% of the outstanding shares of capital stock of the Bramwell Focus Fund.

As of September 30, 2002, Elizabeth R. Bramwell owned (including shares beneficially owned) 8.34% of the outstanding shares of capital stock of the Bramwell Focus Fund. The Funds' shares are sold through broker-dealer intermediaries that establish single, omnibus accounts with the Funds' transfer agent. As a result of this arrangement, Charles Schwab & Co., Inc., and National Financial Services, Corp. each technically own in excess of 5.0% of the Growth Fund's outstanding shares. Charles Schwab & Co., Inc. technically own in excess of 5.0% of the Focus Fund's outstanding shares. The beneficial owners of these shares, however, are the individual investors who maintain accounts with these broker-dealer intermediaries.


Investment Advisory Services
--------------------------------------------------------------------------------

Bramwell Capital Management, Inc., located at 745 Fifth Avenue, New York, NY 10151, serves as the Funds' investment adviser pursuant to an Investment Advisory Agreement with each Fund. Under the terms of the agreements, BramCap supervises and manages the investment portfolio of each Fund and, subject to such policies as the Board of Directors of the Funds may determine, directs the purchase or sale of investment securities in the day-to-day management of each Fund's investment portfolio. BramCap, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing the Funds and maintaining each Fund's organization, and will pay the salaries and fees of all officers and directors of each Fund (except the fees paid to non-interested directors).

In considering whether to approve the continuation of the Investment Advisory Agreements between the Funds and Bramcap, the Board of Directors requested, and Bramcap furnished, information necessary for a majority of the Directors, including a majority of the Directors who are not considered "interested persons" of the Company, as that term is defined in the 1940 Act, to make the determination that continuance of the Investment Advisory Agreements was in the best interest of each Fund and its shareholders. In re-approving the Investment Advisory Agreements, and in evaluating the fairness of the compensation to be received by Bramcap pursuant to the Agreements, the Board considered the overall quality of Bramcap's services in light of the fees paid by the Funds. Specifically, the Board's analysis focused on: (1) the nature and quality of services to be performed for the Funds; (2) the fees charged by Bramcap, including Bramcap's agreement to waive a portion of that fee in order to cap Fund expenses paid by shareholders; (3) the profitability of the relationship between the Company and Bramcap; (4) comparative information on fees and expenses borne by other funds; (5) comparative funds' performance and other competitive factors; (6) the competence of Bramcap's staff and its careful growth; and (7) the fact that Bramcap had structured both Funds as no-load funds, rather than charge higher distribution fees.


In addition to the Funds, BramCap is the adviser to individual and institutional accounts. Elizabeth R. Bramwell, CFA, who is the founder, sole shareholder and Chief Executive Officer of BramCap, as well as President and Chief Investment Officer of the Bramwell Funds, Inc., manages the investment program of each Fund and is primarily responsible for the day-to-day management of each Fund's portfolio.


For the advisory services provided and expenses assumed by it, the Funds pay BramCap a fee at an annual rate of 1.00% of each Fund's average daily net assets, payable at the monthly rate of 1/12 of 1% on the first business day of each calendar month. For the fiscal years ended June 30, 2002, 2001 and 2000, the Bramwell Growth Fund paid BramCap investment advisory fees of $2,010,757, 2,543,912 and $2,607,004, respectively.

For the fiscal years ended June 30, 2002, 2001 and 2000, the Bramwell Focus Fund paid no investment advisory fees to BramCap. During those periods, BramCap earned investment advisory fees of $65,636, $71,690 and $28,130, respectively, pursuant to its investment advisory agreement with the Fund, but voluntarily waived its entire fee and provided additional subsidization to the Fund in order to limit the Fund's expenses to an annual rate of 1.75% of its average net assets during that period.

BramCap has contractually agreed to limit the total expenses of the Funds (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.75% of each Fund's average net assets until June 30, 2004. After such date, these expense limitations may be terminated or revised at any time.


Other Services
--------------------------------------------------------------------------------


Each Fund has entered into an Administration and Fund Accounting Agreement with UMB Fund Services, Inc. ("UMBFS"), 803 W. Michigan Street, Suite A, Milwaukee, Wisconsin, 53233-2301. Under the terms of the agreements, UMBFS prepares and files all federal income tax and excise tax returns and state income tax returns (other than those required to be made by the Bramwell Funds' custodian or transfer agent), oversees the Funds' insurance relationships, reviews drafts of the Funds' registration and proxy statements, prepares securities registration compliance filings pursuant to state securities laws, compiles data for and prepares required notices and reports to the Securities and Exchange Commission, prepares financial statements for annual and semi-annual reports to investors, monitors compliance with the Funds' investment policies and restrictions, performs securities valuation, calculates daily net asset values of the Funds, maintains all general ledger accounts and related subledgers, prepares and monitors the Funds' expense accruals and causes all appropriate expenses to be paid from fund assets, monitors the Funds' status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, maintains and/or coordinates with the other service providers the maintenance of the accounts, books and other documents required pursuant to Rule 31a-1 under the 1940 Act and generally assists in each Fund's administrative operations. UMBFS, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the agreements. For the foregoing, UMBFS receives from the Funds a fee, computed daily and payable monthly, based on the average net assets of each Fund at the annual rate of 0.150 of 1% on the first $50 million of average net assets per Fund, and decreasing as the net assets of each Fund reach certain levels, subject to an annual minimum fee of $60,000 per Fund, per year, plus out-of-pocket expenses. For the fiscal years ended June 30, 2002, 2001 and 2000, the Bramwell Growth Fund paid UMBFS fees of $212,958, $238,771 and $240,741, respectively. For the fiscal years ended June 30, 2002, 2001 and 2000, the Bramwell Focus Fund paid UMBFS fees of $60,000, $60,000 and $39,780, respectively.


The Funds pay all of their own expenses, including, without limitation, the cost of preparing and printing their registration statements required under the Securities Act of 1933 and the 1940 Act and any amendments thereto, the expense of registering their shares with the Securities and Exchange Commission and in the various states, advisory and administration fees, costs of organization and maintenance of corporate existence, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements, costs of meetings of shareholders, fees paid to directors who are not interested persons of the Investment Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of the Funds' assets, charges of securities pricing services, printing and mailing expenses and charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents.

US Bancorp Fund Services, LLC, 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin, 53202, is the Funds' Transfer and Dividend Disbursing Agent.

US Bancorp, N.A., 777 East Wisconsin Avenue, Eleventh Floor, Milwaukee, Wisconsin, 53202, is the Funds' Custodian. The Custodian is responsible for the safekeeping of a Fund's assets and the appointment of any subcustodian banks and clearing agencies.


PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202, is the Funds' Independent Certified Public Accountant.
PricewaterhouseCoopers audits financial statements for each Fund and provides other audit, tax and related services.

Distribution Plan
--------------------------------------------------------------------------------

Each Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Board of Directors believes that the adoption of such plans may stimulate new sales of each Fund's shares, causing growth in the size of each Fund and potentially leading to economies of scale and lower expense ratios for both current and new shareholders. Each Plan authorizes payments by a Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, or up to 0.25% of the Fund's average daily net assets.

Payments may be made by a Fund under the Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the Fund as determined by the Board of Directors. Such activities typically include advertising; compensation for sales and sales marketing activities of Financial Service Agents and others, such as dealers or distributors; shareholder account servicing; and production and dissemination of prospectuses and sales and marketing materials to prospective investors. To the extent any activity is one which a Fund may finance without a Plan, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.


For the fiscal year ended June 30, 2002, the distribution expenses related to the Funds were $70,137 for Fund literature and materials, $187,446 for advertising, $310,625 for broker fees, $35,725 for Fund reports and materials for current shareholders and administration of current accounts, and $44,742 for conferences and seminars, for a total of $648,675. The Bramwell Growth Fund and the Bramwell Focus Fund paid $502,689 and $16,409, respectively, of the total $648,675 in distribution expenses as reimbursement for these costs under the Plan, with the balance being borne by BramCap. Distribution expenses that are shared by both Funds are generally allocated between the Funds based upon relative net asset size.


Administration of each Plan is regulated by Rule 12b-1 under the 1940 Act, which includes requirements that the Board of Directors receive and review at least quarterly reports concerning the nature and qualification of expenses which are incurred, that the Board of Directors approve all agreements implementing the Plan and that the Plan may be continued from year-to-year only if the Board of Directors concludes at least annually that continuation of the Plan is likely to benefit shareholders.

Portfolio Transactions and Brokerage
--------------------------------------------------------------------------------

Subject to the supervision of the Directors, decisions to buy and sell securities for each Fund and negotiation of its brokerage commission rates are made by the investment adviser. Transactions on United States stock exchanges involve the payment by a Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, a Fund may make purchases of underwritten issues at prices which include underwriting fees.

In selecting a broker to execute each particular transaction, the investment adviser takes the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of a Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to a Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. For example, the investment adviser will consider the research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund or the investment adviser's other clients. Such research and investment services include statistical and economic data and research reports on particular companies and industries as well as research software. Subject to such policies and procedures as the Directors may determine, the investment adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused a Fund to pay a broker that provides research services to the investment adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount another broker would have charged for effecting that transaction, if the investment adviser determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the investment adviser's ongoing responsibilities with respect to a Fund.

Research and investment information is provided by these and other brokers at no cost to the investment adviser and is available for the benefit of other accounts advised by the investment adviser and its affiliates, and not all of the information will be used in connection with a Fund. While this information may be useful in varying degrees and may tend to reduce the investment adviser's expenses, it is not possible to estimate its value and in the opinion of the investment adviser it does not reduce the investment adviser's expenses in a determinable amount. The extent to which the investment adviser makes use of statistical, research and other services furnished by brokers is considered by the investment adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The investment adviser does so in accordance with its judgment of the best interests of a Fund and its shareholders.


For the Bramwell Growth Fund's fiscal years ended June 30, 2002, 2001 and 2000, the Fund paid a total of $324,881, $279,280 and $196,736, respectively, in brokerage commissions. Of such amount for the fiscal year ended June 30, 2002, $18,782 in brokerage commissions with respect to portfolio transactions aggregating $10,983,763 was placed with brokers or dealers who provide research and investment information.

For the Bramwell Focus Fund's fiscal years ended June 30, 2002, 2001 and 2000, the Fund paid a total of $23,175, $18,936 and $9,456, respectively, in brokerage commissions. Of such amount for the fiscal year ended June 30, 2002, $4,380 in brokerage commissions with respect to portfolio transactions aggregating $2,981,466 was placed with brokers or dealers who provide research and investment information.


Code of Ethics
--------------------------------------------------------------------------------

The Funds and BramCap have adopted a code of ethics under Rule 17j-1 of the 1940 Act which is designed to eliminate conflicts of interest between the Funds, BramCap and their personnel. The code permits such personnel to invest in securities, including securities that may be purchased or held by the Fund.

Performance Information
--------------------------------------------------------------------------------

From time-to-time, a Fund may advertise its "average annual total return" over various periods of time. This total return figure shows the average percentage change in value of an investment in a Fund from the beginning date of the measuring period to the ending date of the measuring period. The figure reflects changes in the price of a Fund's shares and assumes that any income dividends and/or capital gains distributions made by a Fund during the period are reinvested in shares of the Fund. Figures will be given for recent one-, five- and ten-year periods (when applicable), and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). When considering "average" total return figures for periods longer than one year, investors should note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. A Fund also may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Fund for the specific period (again reflecting changes in the Fund's share price and assuming reinvestment of dividends and distributions). Aggregate total returns may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions).

A Fund may quote its Fund's average annual total and/or aggregate total return for various time periods in advertisements or communications to shareholders. A Fund may also compare its performance to that of other mutual funds with similar investment objectives and to stock and other relevant indices or to rankings prepared by independent services or industry publications. When these organizations' tracking results are used, a Fund will be compared to its appropriate fund category, that is, by fund objective and portfolio holdings or the appropriate volatility grouping, where volatility is a measure of a Fund's risk. For example, a Fund's total return may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Value Line Mutual Fund Survey and CDA Investment Technologies, Inc. Total return data as reported in such national financial publications as The Wall Street Journal, The New York Times, Investor's Business Daily, USA Today, Barron's, Money and Forbes as well as in publications of a local or regional nature, may also be used in comparing Fund performance.

Each Fund's total return may also be compared to such indices as the:

         o Dow Jones Industrial Average
         o Standard & Poor's 500 Composite Stock Total Return Index
         o Composite OTC Index or Nasdaq Industries Index
         o Consumer Price Index
         o Russell 2000 Index

The performance of these unmanaged indices may assume reinvestment of dividends or interest but generally does not reflect deductions for administrative and management costs.

Performance figures are calculated in the following manner.

Average Annual Total Return

Average annual total return is the average annual compound rate of return for periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by computing the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)1/n - 1

                  Where:
                  T        =        average annual total return
                  P        =        a hypothetical initial investment of $1,000
                  n        =        number of years
                  ERV      =        ending  redeemable  value: ERV is the value,
                                    at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


It should be noted that average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for a Fund will vary based on changes in market conditions and the level of the Fund's expenses. The average annual returns for the Bramwell Growth Fund for the fiscal year and five-year period ended June 30, 2002 and since inception (August 1, 1994) through June 30, 2002 were (11.94)%, 7.96% and 12.98%, respectively. The average annual returns for the Bramwell Focus Fund for the fiscal year ended June 30, 2002 and since inception (November 1, 1999) through June 30, 2002 were (10.31)% and (4.12)%, respectively.


Comparison of Portfolio Performance

Comparison of the quoted non-standardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

From time to time, the average price-earnings ratio and other attributes of a Fund's securities may be compared to the average price-earnings ratio and other attributes of the securities that comprise the S&P 500.

Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.

Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in a Fund. The description may include a "risk/return spectrum" which compares a Fund to other funds advised by BramCap, or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare a Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. Government and offer a fixed rate of return.

Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities.

Tax Status
--------------------------------------------------------------------------------

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, a Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute substantially all of such income.

If in any taxable year a Fund fails to qualify as a regulated investment company under the Code, the Fund would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Taxation of Options, Futures and Foreign Currency Forward Contracts

Any regulated futures contracts, any foreign currency contracts, and certain options (namely, nonequity options and dealer equity options) in which a Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

The transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to a Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

Constructive Sales

Recently enacted rules will affect the timing and character of gain if a Fund engages in certain transactions that reduce or eliminate the Fund's risk of loss with respect to appreciated financial positions, including stock and securities. For example, if a Fund enters into a short sale of property while holding property substantially identical to that sold short, the entry into the contract will generally constitute a constructive sale and the Fund will recognize gain (but not loss) as if the property it held had been sold. The character of gain from a constructive sale will depend upon a Fund's holding period in the property. If a short sale results in loss, the loss will be recognized at the time of the closing of the short sale, and its character may be affected by the straddle rules described above.

Passive Foreign Investment Companies

Each Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market a Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of Fund shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Currency Fluctuations -- "Section 988" Gains or Losses

Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

Distributions

Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by a Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. The excess of net long-term capital gains over the short-term capital losses realized and distributed by a Fund to its U.S. shareholders as capital gains distributions, whether paid in cash or in shares, is taxable to the shareholders as long-term capital gain, regardless of the length of time a shareholder has held his or her Fund stock, and is not eligible for the dividends received deduction.

Shareholders will be notified annually as to the U.S. federal tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

Disposition of Shares

Upon a redemption, sale or exchange of his or her shares of a Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and generally will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder held shares for six months or less and during that period received a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

Backup Withholding


Each Fund will be required to report to the Internal Revenue Service (the "IRS") all distributions and gross proceeds from the redemption of the Fund's shares, except in the case of certain exempt shareholders. All distributions and proceeds from the redemption of Fund shares will be subject to withholding of federal income tax at a rate of 30% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.


Other Taxation

Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders and certain types of U.S. shareholders subject to special treatment under the U.S. federal income tax law (e.g., banks and life insurance companies) may be subject to U.S. tax rules that differ significantly from those summarized above.

Net Asset Value
--------------------------------------------------------------------------------

Shares are purchased at their net asset value per share. Each Fund calculates its net asset value (NAV) as follows:

              NAV = [(Value of Fund Assets) - (Fund Liabilities)]/
                          Number of Outstanding Shares

Net asset value is determined at the end of trading hours (typically 4:00 p.m. Eastern Time), on days that the NYSE is open for trading.

A security listed or traded on a recognized stock exchange or quoted on NASDAQ is valued at its last sale price prior to the time when assets are valued on the principal exchange on which the security is traded or on NASDAQ. If no sale is reported at that time, the most current bid price will be used. All other securities for which over-the-counter market quotations are readily available are valued at the most current bid price. Where quotations are not readily available, a Fund's investments are valued at fair value as determined by management and approved in good faith by the Directors. Debt securities which will mature in more than 60 days and equity securities are valued at prices furnished by a pricing service approved by the Directors subject to review and determination of the appropriate price by BramCap, whenever a furnished price is significantly different from the previous day's furnished price. Securities which will mature in 60 days or less are valued at amortized cost, which approximates market value.

Generally, trading in foreign securities, as well as U.S. Government securities and certain cash equivalents and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the shares of the Funds are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and at the close of the NYSE, which will not be reflected in the computation of net asset value. If during such periods, events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined by management and approved in good faith by the Directors.

For purposes of determining the net asset value per share of each Fund, all assets and liabilities initially expressed in foreign currencies will be converted into United States dollars at the mean between the bid and offer prices of such currencies against United States dollars furnished by a pricing service approved by the Directors.

Each Fund's net asset value per share will be calculated separately from the per share net asset value of any other fund of the Company. "Assets belonging to" a Fund consist of the consideration received upon the issuance of shares of the particular Fund together with all net investment income, earnings, profits, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular series. Each Fund will be charged with the direct liabilities of that Fund and with a share of the general liabilities of the Funds. Subject to the provisions of the Charter, determinations by the Directors as to the direct and allocable expenses, and the allocable portion of any general assets, with respect to a particular Fund are conclusive.

Capital Structure
--------------------------------------------------------------------------------


Description of Shares

The Company's Charter authorizes the Board of Directors to issue up to 500 million shares of common stock, par value $.0001 per share. Two hundred million shares of the Company's authorized common stock have been allocated to each of the Bramwell Growth Fund and the Bramwell Focus Fund. The shares of each Fund have equal voting, dividend, distribution and liquidation rights, have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, each Fund's shares will be fully paid and non-assessable.


Shareholders of each Fund are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series except as otherwise required by the 1940 Act or the Maryland General Corporation Law.

There will normally be no meetings of the shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company, such as the Company, shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of each fund affected by the matter. A fund is affected by a matter unless it is clear that the interests of each fund in the matter are substantially identical or that the matter does not affect any interest of the fund. Under Rule 18f-2 the approval of an investment advisory agreement or 12b-1 distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, the rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by shareholders of the Company voting without regard to particular funds.

Notwithstanding any provision of the Maryland General Corporation Law requiring for any purpose the concurrence of a proportion greater than a majority of all votes entitled to be cast at a meeting at which a quorum is present, the affirmative vote of the holders of a majority of the total number of shares of the Company outstanding (or of a class or series of the Company, as applicable) will be effective, except to the extent otherwise required by the 1940 Act and rules thereunder. In addition, the Charter provides that, to the extent consistent with the General Corporation Law of Maryland and other applicable law, the By-Laws may provide for authorization to be given by the affirmative vote of the holders of less than a majority of the total number of shares of the Company outstanding (or of a class or series).

Further Information about Redemption of Shares
--------------------------------------------------------------------------------

The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period by each Fund, under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the New York Stock Exchange is closed, other than customary weekend or holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by a Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for a Fund to determine the fair value of its net assets; and (3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of a Fund's shareholders.

The value of shares of a Fund on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of a Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for a Fund to pay for redemptions in cash. In such cases the Board, taking into account BramCap's advice, may authorize payment to be made in portfolio securities of a Fund. However, the Funds have obligated themselves under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities generally will incur brokerage costs on their sales.

Experts
--------------------------------------------------------------------------------


The Financial Statements of the Funds as of June 30, 2002, incorporated by reference into this Statement of Additional Information, have been so incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, independent certified public accountants, given on the authority of said firm as experts in accounting and auditing.


Financial Statements
--------------------------------------------------------------------------------


The Funds' financial statements and notes thereto appearing in the June 30, 2002 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent certified public accountants, appearing therein, are incorporated by reference in this Statement of Additional Information. The Funds will furnish, without charge, a copy of such Annual Report to Shareholders on request. Requests should be made by calling 1-800-BRAMCAP or writing to UMB Fund Services, Inc., 803 W. Michigan Street, Suite A, Milwaukee, Wisconsin 53233.

                                                                        APPENDIX

Ratings of Investment Securities
--------------------------------------------------------------------------------

A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Funds' investment adviser believes that the quality of debt securities in which a Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. and Standard & Poor's Corporation.

Moody's Investors Service, Inc.  Ratings

Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


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B--Bonds rated B generally lack characteristics of the desirable investment.
Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

Standard & Poor's Corporation Rating

AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


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